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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 16, 2006


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                 000-21531              05-0376157
   (State or Other Jurisdiction      (Commission           (IRS Employer
         of Incorporation)          File Number)        Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2006, United Natural Foods, Inc. (the "Company") entered into an amendment (the "Amendment") to its Primary Distribution Agreement with Whole Foods Market Distribution, Inc. ("Whole Foods Market"), a wholly owned subsidiary of Whole Foods Market, Inc. Under the Amendment, the Company will become the primary wholesale natural grocery distributor to Whole Foods Market, Inc.'s Southern Pacific region, which includes Southern California, Arizona, Southern Nevada and Hawaii. The Amendment is effective as of November 16, 2006, and the Company expects to transition this new business during January 2007.

A copy of the press release announcing the entry into the Amendment is attached as Exhibit 99.1 hereto, and the first two sentences of the fourth paragraph thereof are incorporated by reference herein.


Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02-Results of Operations and Financial Condition. This information, including the portions of the exhibit attached hereto not expressly incorporated herein under Item 1.01 of this Current Report on Form 8-K, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

On November 21, 2006, the Company issued a press release to report its financial results for the quarter ended October 28, 2006. The press release is furnished as Exhibit 99.1 hereto.

On November 21, 2006, the Company conducted a conference call and audio webcast to review its financial results for the quarter ended October 28, 2006, market trends and the Company's future outlook. A copy of the transcript of such conference call and audio webcast is furnished as Exhibit 99.2 hereto.


Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired: Not Applicable

(b)   Pro Forma Financial Information: Not Applicable

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

          99.1 Press Release, dated November 21, 2006: United Natural Foods Announces Diluted EPS of $0.29 and Record Revenue of $646 Million for the First Quarter of Fiscal 2007.

          99.2 Transcript of Management's Prepared Remarks on the November 21, 2006 United Natural Foods Earnings Conference Call.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED NATURAL FOODS, INC.


                                       By: /s/ Mark E. Shamber
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                                           Mark E. Shamber
                                           Vice President and Chief Financial
                                           Officer

                                       Date:  November 22, 2006